                                                                     Exhibit 4.1


        CLASS A                                                CLASS A
     COMMON STOCK                                            COMMON STOCK

        NUMBER                                                  SHARES

      MRA
          ------                                              ----------
                           MicroStrategy Incorporated
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 594972 40 8
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

--------------------------------------------------------------------------------
THIS CERTIFIES THAT



IS THE OWNER OF
--------------------------------------------------------------------------------
       FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                               $.001 PAR VALUE OF
                           MicroStrategy Incorporated

                              CERTIFICATE OF STOCK
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                           MicroStrategy Incorporated
                                    CORPORATE
                                      SEAL
/s/ Sanju K. Bansal                   1989                 /s/ Michael J. Saylor
      SECRETARY                     DELAWARE               CHAIRMAN OF THE BOARD


                                   Countersigned and Registered:
                                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                      (NEW YORK)

                                                                  Transfer Agent
                                                                   and Registrar
                                   By
                                                              Authorized Officer

                           MicroStrategy Incorporated

                                   ----------

A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS (THE "STATEMENT OF RIGHTS AND PREFERENCES") OF THE SHARES OF EACH SUCH SERIES OR CLASS OF STOCK IS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED OR RESTATED, ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE. THE CORPORATION WILL FURNISH COPIES OF THE STATEMENT OF RIGHTS AND PREFERENCES TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

                 Keep this certificate in a safe place. If it is
                 lost, stolen or destroyed, the Corporation will
                require a bond of indemnity as a condition to the
                     issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common            UNIF GIFT
                                            MIN ACT-          Custodian
TEN ENT  -  as tenants by the entireties             --------           --------
                                                      (Cust)             (Minor)
JT TEN   -  as joint tenants with right
            of survivorship and not as         under Uniform Gifts to Minors Act
            tenants in common
                                               ---------------------------------
                                                           (State)

     Additional abbreviations may also be used though not in the above list.

For value received,                 hereby sell, assign and transfer unto
                    ---------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                                   ]
                                      ------------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       --------------------------------------------------------
                                                  Attorney to transfer the said
-------------------------------------------------
stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------
                                     -------------------------------------------
                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

By
    --------------------------------------------------------------------
    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.